Execution Version

AMENDMENT NUMBER ONE
TO LOAN AGREEMENT

This AMENDMENT NUMBER ONE TO LOAN AGREEMENT (this “Agreement”), dated as of December 21, 2007, among MACQUARIE DISTRICT ENERGY, INC., a Delaware corporation (the ”Borrower”); the several banks and other financial institutions signatories hereto; LASALLE BANK NATIONAL ASSOCIATION, as Issuing Bank (in such capacity, the “Issuing Bank”); and DRESDNER BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

A. The parties hereto are parties to the Loan Agreement dated as of September 21, 2007 by and among the Borrower, the several banks and other financial institutions from time to time parties thereto as lenders (the “Lenders”), the Issuing Bank and the Administrative Agent (the “Loan Agreement”), pursuant to which the Lenders have agreed to provide certain loans to the Borrower for the purposes and upon the terms and conditions set forth therein.

B. The Borrower and the Lenders have agreed to amend the definition of “Applicable Margin” in the Loan Agreement, as set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Definitions and Rules of Interpretation. All capitalized terms used but not defined in this Agreement shall have the respective meanings specified in the Loan Agreement. The rules of interpretation set forth in Section 1 of the Loan Agreement shall apply to this Agreement, mutatis mutandis, as if set forth herein.

Section 2. Amendment to Loan Agreement. The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

“Applicable Margin” means, for each day, 1.175% per annum.

Section 3. No Further Waiver or Amendment. Except to the extent that provisions of the Loan Agreement are amended as expressly set forth in Section 2 hereof, the execution and delivery hereof shall not (a) operate as a modification or waiver of any right, power or remedy of the Financing Parties or the Collateral Agent under any of the Loan Documents, (b) cause a novation with respect to any of the Loan Documents, or (c) extinguish or terminate any obligations of the Borrower under the Loan Documents.

Section 4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 5. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6. Headings. The headings in this Agreement have been included herein for convenience of reference only, are not part of this Agreement, and shall not be taken into consideration in interpreting this Agreement.

Section 7. Entire Agreement. This Agreement comprises the complete and integrated agreement of the parties hereto on the subject matter hereof and supersedes all prior agreements, written or oral, on such subject matter.

Section 8. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be maintained by the Borrower and the Administrative Agent.

[Signature pages follow.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

MACQUARIE DISTRICT ENERGY, INC., as Borrower

By:	/s/ David A. Bump

Name:	David A. Bump
Title:	President and CEO

AMENDMENT NO. 1 TO MACQUARIE DISTRICT ENERGY LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DRESDNER BANK AG NEW YORK BRANCH, as Administrative Agent and Lender

By:	/s/ Jonathan Newman

Name:	Jonathan Newman
Title:	Vice President

By:	/s/ Jorge Rodriguez

Name:	Jorge Rodriguez
Title:	Director

AMENDMENT NO. 1 TO MACQUARIE DISTRICT ENERGY LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

LASALLE BANK NATIONAL ASSOCIATION, as Issuing Bank and Lender

By:	/s/ Meghan A. Schultz

Name:	Meghan A. Schultz
Title:	President

AMENDMENT NO. 1 TO MACQUARIE DISTRICT ENERGY LOAN AGREEMENT